SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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First United Corporation

(Name of Registrant as Specified in Its Charter)

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FIRST UNITED ANNOUNCES NOTICE OF CHANGE IN LOCATION

OF THE ANNUAL MEETING TO A VIRTUAL-ONLY MEETING FORMAT

VOTE on the BLUE Proxy Card Today for First United’s Highly Qualified Candidates: John W. McCullough; John F. Barr; Brian R. Boal; and Marisa A. Shockley

First United Urges Shareholders to Revoke Votes on Driver’s WHITE Card by Voting on First United’s BLUE Card

OAKLAND, MARYLAND – JUNE 2, 2020 – First United Corporation (NASDAQ: FUNC), a bank holding company and the parent company of First United Bank & Trust, today issued a letter to shareholders to notify them that the location and format of the upcoming 2020 annual meeting of shareholders has changed.

Dear Fellow Shareholders:

Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our employees, shareholders, and the community, and in light of the May 27, 2020 order issued by Maryland Governor Lawrence J. Hogan, Jr. that prohibits gatherings in Maryland of more than 10 people, First United Corporation (“First United” or the “Company”) hereby gives notice of its decision to change the location and format of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to a virtual-only meeting.

The Company will hold the Annual Meeting in this virtual-only format as scheduled on Thursday, June 11, 2020 at 10:00 a.m., Eastern Time. The items of business are the same as those set forth in the Notice of Annual Meeting of Shareholders dated April 17, 2020.

Shareholders as of the close of business on April 7, 2020 (the “Record Date”) or their legal proxy holders may participate in and vote at the Annual Meeting.

You must register in advance to attend the Annual Meeting. Requests for registration to attend the Annual Meeting must be received no later than 10:00 a.m., Eastern Time, on June 10, 2020. Shareholders may make such request to register by following the instructions below.

However, you are encouraged to vote in advance of the meeting and return your votes by Internet, by telephone or by mail, and we encourage you to vote as early as possible to avoid any processing delays. If you have already voted, you do not need to vote by ballot at the Annual Meeting unless you intend to change your vote.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on the Record Date.

The below registration process provides the means of remote communication through which you may attend and vote at the Annual Meeting.

Registering to Attend the Virtual Meeting as a Stockholder of Record

If you were a shareholder of record as of the Record Date and your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you may register to attend the Annual Meeting by emailing Proof of Ownership (as defined below) to FirstUnitedCorp@MorrowSodali.com. Proof of ownership may include a copy of your proxy card received either from the Company or from Driver Opportunity Partners I LP (“Driver”) or a statement showing your ownership as of the Record Date (“Proof of Ownership”). After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 10:00 a.m., Eastern Time, on June 10, 2020.

Registering to Attend the Virtual Meeting as a Beneficial Owner

If you were not a record holder, but were a beneficial owner and your shares were held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of the Record Date, then you may register to attend the Annual Meeting by emailing FirstUnitedCorp@MorrowSodali.com and attaching evidence that you beneficially owned First United shares as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After registering and upon verification of your ownership, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 10:00 a.m. Eastern Time, on June 10, 2020.

Voting at the Virtual Meeting as a Stockholder of Record

If you were a record holder as of the Record Date and you have registered to attend the virtual Annual Meeting, then you may click on the Shareholder Ballot link on the virtual Annual Meeting site, complete the electronic ballot, and click ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual Annual Meeting.

Shareholders of record are reminded that they can vote their shares prior to the virtual Annual Meeting over the Internet, by phone, or by marking the BLUE proxy card, signing and dating it, and returning it in the postage-paid envelope previously provided or in another envelope to the address listed on the proxy card (see the last paragraph of this Notice).

Voting at the Virtual Meeting as a Beneficial Owner

If you were not a record holder, but were a beneficial owner and your shares were held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of the Record Date and intend to vote at the virtual Annual Meeting, then you must request a legal proxy from your broker, bank, financial institution or other nominee or intermediary, and save it as a PDF or image file format in order to upload a copy with your electronic ballot during the virtual Annual Meeting.

Beneficial owners who have registered to attend the virtual Annual Meeting and intend to vote at the virtual Annual Meeting may click on the Shareholder Ballot link on the virtual Annual Meeting site, complete the electronic ballot, upload their legal proxy or other evidence of authority to vote, and click ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual Annual Meeting.

The voting instruction form you received in connection with the Annual Meeting is not a legal proxy. If you do request a legal proxy from your broker, bank, financial institution or other nominee or intermediary, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank, financial institution or other nominee or intermediary to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting.

Beneficial owners are reminded that they can vote their shares prior to the virtual Annual Meeting over the Internet or by telephone by following the voting procedures described on the BLUE voting instruction form or by completing their BLUE voting instruction form, signing and dating it, and returning it in the postage-paid envelope previously provided (see the last paragraph of this Notice).

Attending the Virtual Meeting

After registering to attend the virtual Annual Meeting, you will receive an email prior to the meeting with a link and instructions for entering the virtual Annual Meeting. Questions submitted during the Annual Meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. After the Annual Meeting, the Company intends to post on its website a record of the questions submitted by stockholders. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting will be included in the Rules and Procedures document that will be available on the virtual Annual Meeting site during the live webcast of the Annual Meeting.

The virtual meeting site is supported on Internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection.

Your Board of Directors unanimously recommends that you vote the BLUE proxy card “FOR” all of the four nominees recommended by First United in Proposal 1, and “FOR” Proposals 2 and 3. Your vote is important no matter how many or how few shares you may own. To ensure that your shares are represented at the Annual Meeting, please vote today by Internet, by telephone or by mail. The BLUE proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Shareholders may continue to vote by Internet, by telephone or by mail. Shareholders of record as of April 7, 2020, or proxy holders for such shareholders, may vote their shares on the BLUE proxy card by (1) accessing www.proxyvoting.com/FUNC (2) calling 1 (877) 550-2520 in the U.S., U.S. territories and Canada; or (3) marking the BLUE proxy card, signing and dating it, and returning it in the postage-paid envelope previously provided or in another envelope to the address listed on the proxy card. Beneficial owners may enter their voting instructions over the Internet or by telephone by following the voting procedures described on the BLUE voting instruction form or by completing their BLUE voting instruction form, signing and dating it, and returning it in the postage-paid envelope previously provided. Shareholders may submit votes or voting instructions by Internet or by telephone until 11:59 p.m., Eastern Time, on June 10, 2020. Proxy cards and voting instruction forms submitted by mail must be received in sufficient time before the polls are closed at the Annual Meeting.

By Order of the Board of Directors

Tonya K. Sturm

Secretary

June 1, 2020

YOUR VOTE IS IMPORTANT

VOTE FOR FIRST UNITED’S NOMINEES ON THE BLUE PROXY CARD TODAY

If you have already voted a WHITE proxy card, you may revoke that vote by voting the enclosed BLUE proxy card today.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor, Morrow Sodali LLC:

509 Madison Avenue, Suite 1206

New York, NY 10022

Toll Free: (800) 662-5200

E-mail: FirstUnitedCorp@MorrowSodali.com

Shareholder Contact

Morrow Sodali LLC

Mike Verrechia/Bill Dooley

(800) 662-5200

FirstUnitedCorp@MorrowSodali.com

Media Contact

Prosek Partners

Brian Schaffer / Josh Clarkson / Kristen Duarte

(646) 818-9229 / (646) 818-9259 / (646) 818-9074

bschaffer@prosek.com / jclarkson@prosek.com / kduarte@prosek.com

ABOUT FIRST UNITED CORPORATION

First United Corporation is the parent company of First United Bank & Trust, a Maryland trust company with commercial banking powers, and two statutory trusts that were used as financing vehicles. The Bank has four wholly-owned subsidiaries: OakFirst Loan Center, Inc., a West Virginia finance company; OakFirst Loan Center, LLC, a Maryland finance company; First OREO Trust, a Maryland statutory trust that holds and services real estate acquired by the Bank through foreclosure or by deed in lieu of foreclosure; and FUBT OREO I, LLC, a Maryland company that likewise holds and services real estate acquired by the Bank through foreclosure or by deed in lieu of foreclosure. The Bank also owns 99.9% of the limited partnership interests in Liberty Mews Limited Partnership; a Maryland limited partnership formed for the purpose of acquiring, developing and operating low-income housing units in Garrett County, Maryland. The Corporation’s website is www.mybank.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission (the “SEC”) entitled “Risk Factors”.

IMPORTANT ADDITIONAL INFORMATION

First United, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from First United’s shareholders in connection with the Annual Meeting. First United has filed a definitive proxy statement and a BLUE proxy card with the SEC in connection with any such solicitation of proxies from First United shareholders. SHAREHOLDERS OF FIRST UNITED ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by First United with the SEC at no charge at the SEC’s website www.sec.gov. Copies are also available at no charge at First United’s website at http://investors.mybank.com/.

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